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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2004

LESCO, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13147	34-0904517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15885 Sprague Road Strongsville, Ohio	44136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 783-9250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On October 14, 2004, the Company issued a press release announcing losses due to hurricane and flood damage in Florida and Ohio. A copy of that press release is attached as Exhibit 99.1.

     On October 27, 2004, the Company issued a press release announcing its third quarter operating results. A copy of that press release is attached as Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     The exhibits listed below are furnished with this report.

99.1	Press Release dated October 14, 2004 announcing losses due to hurricane and flood damage in Florida and Ohio.

99.2	Press Release dated October 27, 2004 announcing third quarter results.

     The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESCO, INC.

	By:	/s/ Jeffrey L. Rutherford

Jeffrey L. Rutherford Senior Vice President, Chief Financial Officer, Treasurer and Secretary

DATED: October 29, 2004